Exhibit 10.10

LEASE AND GUARANTY AMENDMENT

This agreement (“Amendment”) is made as of May 10, 2022 (“Effective Date”) between Grokash Realty Associates, LLC (“Landlord”), having an address at 236 West 30th Street, New York, New York 10001, Interactive Strength INC. (DBA Forme Life) (“Tenant”) having an address at 236 West 30th Street, Suite 501, New York, New York 10001 and Trent Ward (“Guarantor”) having an address at 942 N. Laurel Ave, Los Angeles, CA 90046 (Landlord, Tenant and Guarantor are collectively the “Parties”)

WITNESSETH:

WHEREAS, Landlord and Tenant are parties to a Lease dated April 27, 2022 (the “Lease”), wherein Landlord leased to Tenant, portions of the building known as 236 West 30th Street, New York, New York (“Building”) consisting of Suite 501 (the “Premises”).

WHEREAS, by a certain Guaranty dated April 27, 2022 , the Guarantor guaranteed to Landlord the payment and performance of Tenant’s obligations under the Lease, as more specifically set forth in said guaranty (the “Guaranty”).

The Parties agree to amend Exhibit B of the Lease as follows. PREMISES is hereby amended and defined as: 236 West 30th Street, Suite 501, New York, NY 10001.

This Amendment may be executed in one or more counterparts (all of which when taken together shall constitute one instrument) and may be delivered by electronic transmission of a scanned image (in PDF format or otherwise) each of which, when so executed, shall be deemed an original and shall have the same force and effect as an originally executed document.

All terms and provisions herein shall inure to the benefit of the assigns and successors of Owner and shall be binding upon the assigns and successors of Guarantor.

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This Amendment has been duly executed by the Parties as of the Effective Date. The foregoing is hereby dated, acknowledged and consented to by the undersigned:

LANDLORD:

GROKASH REALTY ASSOCIATES, LLC

By:	/s/ Robert Zweibel	Date: 5/10/2022
Robert Zweibel
Manager

TENANT:

INTERACTIVE STRENGTH INC. (DBA FORME LIFE)

By:	/s/ Trent Ward	Date: 5/10/2022
Trent Ward
Chief Executive Officer
Authorized Signatory

GUARANTOR:

By:	/s/ Trent Ward	Date: 5/10/2022
Trent Ward

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